Helius Medical Technologies Restates and Re-files
Historical Financial Statements for Non-Cash Reclassification of Warrants

NEWTOWN, PA – April 26, 2016 – Helius Medical Technologies, Inc. (TSX: HSM and OTCQB: HSDT) ("Helius" or the "Company") – The Company is issuing the following press release to clarify its disclosure.

Restated Financial Statements

The Company has restated its interim financial statements for the periods ended June 30, 2015, September 30, 2015, and December 31, 2015 (collectively, the “Restated Financial Statements”) in order to reflect the correction of an error in the classification of warrants issued in private placements closed in April, June, and July 2015 (collectively, the “2015 Warrants”). The Company is filing amended versions of its Quarterly Reports on Form 10-Q/A for the interim periods ended June 30, 2015 and September 30, 2015, originally filed on August 14, 2015 and November 16, 2015, respectively, and subsequently amended on January 11, 2016, as well as an amended version of its Quarterly Reports on Form 10-Q for the interim period ended December 31, 2015, originally filed on February 16, 2016, with the Restated Financial Statements and corresponding changes to the management’s discussion and analysis for the above-noted periods and other portion of such filings. The reclassification is necessary because the exercise prices of the 2015 Warrants are denominated in U.S. dollars, while the Company’s functional currency is the Canadian dollar. The requisite non-cash adjustments will not affect the Company’s balance sheet or liquidity. The reclassification of the 2015 Warrants has resulted in a reduction of the comprehensive loss for the period ending June 30, 2015, an increase in the diluted gain per share for the period ending September 30, 2015, and had no impact on the loss per share for the period ending December 31, 2015.

Previously, the Company had classified the 2015 Warrants as equity instruments. Under the provisions of ASC 815-40-15, if the exercise price of an instrument is denominated in a currency other than the Company’s functional currency, the instrument shall not be considered as indexed to the Company’s own stock because it is exposed to fluctuations in foreign currency exchange rates. Instead, the instrument should be recorded as a liability at fair value with subsequent changes in fair value recognized through profit or loss. The exercise prices of the 2015 Warrants are denominated in U.S. dollars but the functional currency of the Company is the Canadian dollar. Accordingly, the 2015 Warrants must be classified as liabilities at fair value with subsequent changes in fair value recognized through profit or loss. As a result, the Company is required to reclassify the fair value of the 2015 Warrants from equity to liability with subsequent changes in fair value recognized through profit or loss. The non-cash adjustments to be made as a result of these reclassifications and subsequent changes in fair value will not affect the Company’s cash balance or its liquidity. Management does not believe that these adjustments will have a material impact on the Company’s future prospects, its business or operating results or its financial condition.

As a result of the restatements, adjustments made to the Company’s financial statements for the interim period ended June 30, 2015 are shown in Exhibit 1, adjustments made to the Company’s financial statements for the interim period ended September 30, 2015 are shown in Exhibit 2, and adjustments made to the Company’s financial statements for the interim period ended December 31, 2015 are shown in Exhibit 3.

Prior Restatement of Financial Statements

For an unrelated issue, the Company previously restated its financial statements for the year ended March 31, 2015 and the periods ending June 30, 2015 and September 30, 2015 in filings with the Securities and Exchange Commission filed on January 11, 2016. For more information about the Company’s prior restatement, refer to the Company’s press release dated January 11, 2016 and the exhibits attached thereto, as filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 2016.

About Helius Medical Technologies, Inc.

Helius Medical Technologies is a medical technology company focused on neurological wellness. Helius seeks to develop, license and acquire unique and non-invasive platform technologies that amplify the brain’s ability to heal itself. Helius intends to file for FDA clearance for the PoNS™ device. For more information, please visit www.heliusmedical.com.

The Canadian Securities Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.

Cautionary Disclaimer Statement:
Certain statements in this news release are not based on historical facts and constitute forward-looking statements or forward-looking information within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws (“forward-looking statements”).

All statements other than statements of historical fact included in this news release are forward-looking statements that involve risks and uncertainties.

Forward-looking statements are often identified by terms such as “will”, “may”, “should”, “anticipate”, “expects” and similar expressions. These forward-looking statements are based on Helius Medical Technology, Inc.’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements regarding materiality or significance, the quantitative effects of the consolidated restated financial statements, and any anticipated conclusions of the Board of Directors or the Company’s management with respect to the matters relating to the Company’s accounting, including the restatement of the interim consolidated financial statements as of and for the quarterly periods ended June 30, 2015, September 30, 2015, and December 31, 2015.

There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company’s expectations include the failure of the Company to achieve its business objectives and other risks detailed from time to time in the filings made by the Company with securities regulators.

The reader is cautioned that assumptions used in the preparation of any forward-looking statements may prove to be incorrect. Events or circumstances may cause actual results to differ materially from those predicted, as a result of numerous known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Company. These factors include, without limitation, the risk that other subsequent events may occur that would require the Company to make additional adjustments to its consolidated financial statements. The reader is cautioned not to place undue reliance on any forward-looking statement. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement. Risks and uncertainties about the Company’s business are more fully discussed in the Company’s disclosure materials, including Annual Report on Form 10-K filed with the United States Securities and Exchange Commission and the Canadian securities regulators and which can be obtained from either at www.sec.gov or www.sedar.com.

The forward-looking statements contained in this news release are made as of the date of this news release and the Company assumes no obligation to update any forward-looking statement or to update the reasons why actual results could differ from such statements except to the extent required by law.

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CONTACT

Helius Medical Technologies
Corporate Contact
Brian Bapty, 604-652-3950
bbapty@heliusmedical.com

Investor Relations:
778-588-7144
info@heliusmedical.com

Media Contact:
Becky Kern, 914-772-2310
media@heliusmedical.com

Exhibit 1 – Adjustments to June 30, 2015 financial statements

	June 30, 2015
	As reported after first restatement	Adjustment	As restated
Derivative liability	$1,846,083	$409,416	$2,255,499
Common stock	$18,792,322	($495,954)	$18,296,368
Additional paid-in capital	$2,074,681	($20,774)	$2,053,907
Accumulated deficit	$21,935,232	($107,312)	$21,827,920

Change in fair value of derivative liability	$405,472	$107,312	$512,784
Net loss for the year	($2,511,781)	$107,312	$(2,404,469)

Comprehensive loss for the year	$(2,471,155)	$107,312	$(2,363,843)
Basic and diluted loss per share	$(0.04)	$-	$(0.04)

Exhibit 2 – Adjustments to September 30, 2015 financial statements

	Three months ended September 30, 2015
	As reported after first restatement	Adjustment	As Restated

Change in fair value of derivative liability	$1,484,174	$410,131	$1,894,305

Net income (loss) for the period	$2,100,953	$410,131	$1,785,412

Comprehensive income (loss) for the period	$807,762	$410,131	$1,217,893

Basic gain (loss) per share	$0.02	$0.01	$0.03

Diluted gain (loss) per share	$0.02	$0.01	$0.03

	Six months ended September 30, 2015
	As reported after first restatement	Adjustment	As Restated

Change in fair value of derivative liability	$1,889,646	$517,443	$2,407,089

Net income (loss) for the period	($1,136,500)	$517,443	($619,057)

Comprehensive income (loss) for the period	($1,663,393)	$517,443	($1,145,950)

Basic gain (loss) per share	($0.02)	$0.01	($0.01)

Diluted gain (loss) per share	($0.02)	$0.01	($0.01)

	As at September 30, 2015
	As reported after first restatement	Adjustment	As Restated
Derivative liability	$361,909	$35,854	$397,763
Common stock	$19,109,428	($532,523)	$18,576,905
Additional paid-in capital	$1,844,504	($20,774)	$1,823,730

Accumulated deficit	$(20,559,951)	$517,443	$(20,042,508)

Exhibit 3 – Adjustments to December 31, 2015 financial statements

	Three months ended December 31, 2015
	As reported after first restatement	Adjustment	As restated

Change in fair value of derivative liability	$(261,802)	$(31,896)	$(293,698)

Net loss for the period	($2,400,539)	$(31,896)	$(2,432,435)

Comprehensive loss for the period	$(2,764,335)	$(31,896)	$(2,796,231)

Basic gain (loss) per share	($0.04)	$-	($0.04)

Diluted gain (loss) per share	($0.04)	$-	($0.04)

	Six months ended December 31, 2015
	As reported after first restatement	Adjustment	As restated

Change in fair value of derivative liability	$1,627,844	$485,547	$2,113,391

Net loss for the period	($3,537,039)	$485,547	$(3,051,492)

Comprehensive loss for the period	$(4,427,728)	$485,547	$(3,942,181)

Basic gain (loss) per share	($0.05)	$-	($0.05)

Diluted gain (loss) per share	($0.07)	$0.01	($0.06)

	As at December 31, 2015
	As reported after first restatement	Adjustment	As Restated
Derivative liability	$830,378	$67,750	$898,128
Common stock	$20,658,387	$(532,523)	$20,125,864
Additional paid-in capital	$2,175,973	$(20,774)	$2,155,199
Accumulated deficit	$(22,960,490)	$485,547	$(22,474,943)